Fees Summary	Feb. 27, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 493,875,000
Previously Paid Amount	0
Total Fee Amount	75,612.26
Total Offset Amount	0
Net Fee	$ 75,612.26